UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): September 26, 2019

              BOWL AMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	01-7829	54-0646173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  6446 Edsall Road, Alexandria, VA 22312

(Address of principal executive offices, including zip code)

           (703) 941-6300

(Registrant’s telephone number, including area code)

           Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company [__]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [__]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock (par value $.10)	BWL-A	NYSE American

Item 5.02(b) and (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On  September 26, 2019, Arthur H. Bill notified the Board of Directors of Bowl America Incorporated (the “Company”) that he was retiring as a member of the Company’s Board of Directors effective October 15, 2019. Mr. Bill’s resignation was not the result of any disagreement with the Company. Mr. Bill has served as a Director of the Company since March 22, 2011 and the Board of Directors of the Company would like to formally extend its gratitude to Mr. Bill for his years of service and contributions to the Company.

(e)     On September 26, 2019, the Board of Directors of the Company and Ms. Cheryl Dragoo agreed to an amended and restated employment agreement (the “Employment Agreement”) whereby she will continue to serve as the Company’s Chief Financial Officer, Senior Vice President and Assistant Treasurer and as also as the Interim President and Interim Chief Executive Officer for so long as the Board of Directors of the Company determines that her services are needed in such interim roles. The Employment Agreement expires on June 27, 2021. Pursuant to the Employment Agreement: (i) Ms. Dragoo will have an annual base salary of $200,000, (ii) in the event of a Change of Control (as defined in the Employment Agreement) of the Company, Ms. Dragoo will be entitled to a lump sum cash payment equal to 2.0 times her annual base salary; and (iii) in the event Ms. Dragoo is terminated by the Company without Cause (as defined in the Employment Agreement) or she resigns for Good Reason (as defined in the Employment Agreement), she will be entitled to a cash lump sum payment equal to nine months of her annual base salary

The forgoing summary does not purport to be complete and is qualified in its entirety by the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 10.1 Amended Employment Agreement between the Company and Cheryl A. Dragoo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: September 30, 2019	By:	/s/ Cheryl A. Dragoo
Cheryl A. Dragoo
Interim President and Chief Executive Officer

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